Exhibit 99.1

Preliminary Unaudited Financial Information for the Three Months Ended March 31, 2025

Veritone, Inc. (the “Company”) is providing preliminary, unaudited financial information for the three months ended March 31, 2025.

The preliminary, unaudited financial information for the first quarter of 2025 presented herein is based on management’s initial analysis of operations for the quarter ended March 31, 2025, and is subject to further internal review, potential adjustments and review by the Company’s external auditors, Grant Thornton LLP. Neither Grant Thornton nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data.

The preliminary financial information for the three months ended March 31, 2025 presented herein is subject to the completion of the Company’s financial closing procedures and is not a comprehensive statement of the Company’s financial results for the three months ended March 31, 2025. Actual results for the three months ended March 31, 2025 may differ materially from the preliminary financial information presented herein as a result of the completion of the Company’s financial closing procedures, final adjustments and other developments which may arise between now and the time that the Company’s financial results for the three months ended March 31, 2205 are finalized.

In October 2024, the Company completed the sale of its wholly owned subsidiary, Veritone One. During the third quarter of 2024, the Company determined that Veritone One met the criteria to be classified as discontinued operations. As a result, the historical financial results of Veritone One are reflected as discontinued operations and have been excluded from continuing operations for all prior periods, including for the three months ended March 31, 2024 presented herein, on a retrospective basis. The financial information for the first quarter of 2024 presented herein represents the Company’s financial results from continuing operations, which excludes the historical financial results of Veritone One. Financial information from discontinued operations for the three months ended March 31, 2024 is presented separately below.

About Veritone

Veritone (NASDAQ: VERI) builds human-centered enterprise AI solutions. Serving customers in the media, entertainment, public sector and talent acquisition industries, Veritone’s software and services empower individuals at the world’s largest and most recognizable brands to run more efficiently, accelerate decision making and increase profitability. Veritone’s leading enterprise AI platform, aiWARE™, orchestrates an ever-growing ecosystem of machine learning models, transforming data sources into actionable intelligence. By blending human expertise with AI technology, Veritone advances human potential to help organizations solve problems and achieve more than ever before, enhancing lives everywhere. To learn more, visit Veritone.com.

Statement regarding Non-GAAP Financial Measures

The preliminary financial information for the three months ended March 31, 2025 presented herein includes non-GAAP net (income) loss, non-GAAP net (income) loss from continuing operations and non-GAAP net income (loss) from discontinued operations. Non-GAAP net (income) loss from continuing operations is the Company’s net loss, adjusted to exclude net income from discontinued operations, net of income taxes, interest expense, net, benefit from income taxes, depreciation and amortization expense, stock-based compensation expense, changes in fair value of earnout receivable, contingent purchase compensation expense, foreign currency impact and other, acquisition and due diligence costs, and severance and executive transition costs. Non-GAAP net income (loss) from discontinued operations is the Company’s net income from discontinued operations adjusted to exclude provision for interest expense, net, depreciation and amortization, and stock-based compensation expense. Non-GAAP net (income) loss is the Company’s non-GAAP net (income) loss from continuing operations plus the Company’s non-GAAP net income (loss) from discontinued operations. A reconciliation of these non-GAAP measures to their most comparable GAAP measures for the three months ended March 31, 2025 is included herein.

The Company presents non-GAAP net (income) loss, non-GAAP net (income) loss from continuing operations and non-GAAP net income (loss) from discontinued operations because management believes such information to be important supplemental measures of performance that are commonly used by securities analysts, investors and other interested parties in the evaluation of companies in its industry. Management also uses this information internally for forecasting and budgeting. Our non-GAAP net (income) loss, non-GAAP net (income) loss from continuing operations and non-GAAP net income (loss) from discontinued operations provide our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effect of items that are often unrelated to overall operating performance. These non-GAAP financial measures are not calculated and presented in accordance with GAAP and should not be considered as an alternative to net loss, operating loss or any other financial measures so calculated and presented, nor as an alternative to cash flow from operating activities as a measure of liquidity. Other companies (including the Company’s competitors) may define non-GAAP net (income) loss differently. Non-GAAP net (income) loss, non-GAAP net (income) loss from continuing operations and non-GAAP net income (loss) from discontinued operations may not be indicative of the Company’s historical operating results or predictive of potential future results. Investors should not consider this supplemental non-GAAP financial information in isolation or as a substitute for analysis of the Company’s results as reported in accordance with GAAP.

Safe Harbor Statement

Statements and other information included herein that are not historical facts, including without limitation, statements regarding our preliminary financial results for the first quarter of 2025, including expected total revenue, net loss, non-GAAP net (income) loss for the first quarter of 2025. In addition, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “outlook,” “should,” “could,” “estimate,” “confident” or “continue” or the plural, negative or other variations thereof or comparable terminology are intended to identify forward-looking statements, and any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements speak only as of the date hereof, and are based on management’s current assumptions, expectations, beliefs and information. As such, our actual results could differ materially and adversely from those expressed in any forward-looking statement as a result of various factors. Important factors that could cause such differences include, among other things: our ability to continue as a going concern, including our ability to service our debt obligations as they come due over the next twelve months and beyond; our ability to expand our aiWARE SaaS business; declines or limited growth in the market for AI-based software applications and concerns over the use of AI that may hinder the adoption of AI technologies; our requirements for additional capital and liquidity to support our operations, our business growth, service our debt obligations and refinance maturing debt obligations, and the availability of such capital on acceptable terms, if at all; our reliance upon a limited number of key customers for a significant portion of our revenue, including declines in key customers’ usage of our products and other offerings; our ability to realize the intended benefits of our acquisitions, sales, divestitures, and other existing or planned cost-saving measures, including the sale of our full-service advertising agency, Veritone One; our identification of existing material weaknesses in our internal control over financial reporting and plans for remediation; fluctuations in our results over time; the impact of seasonality on our business; our ability to manage our growth, including through acquisitions and expansion into international markets; our ability to enhance our existing products and introduce new products that achieve market acceptance and keep pace with technological developments; actions by our competitors, partners and others that may block us from using third party technologies in our aiWARE platform, offering it for free to the public or making it cost prohibitive to continue to incorporate such technologies into our platform; interruptions, performance problems or security issues with our technology and infrastructure, or that of third parties with whom we work; the impact of continuing economic disruption caused by macroeconomic and geopolitical factors, including the Russia-Ukraine conflict, the Israel-Hamas war and conflict in the surrounding regions, financial instability, inflation and the responses by central banking authorities to control inflation, monetary supply shifts, high interest rates, the imposition of tariffs and other global trade disputes, and the threat of recession in the United States and around the world on our business operations and those of our existing and potential customers; and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Certain of these judgments and risks are discussed in more detail in our most recently-filed Annual Report on Form 10-K, and our Quarterly Reports on Form 10-Q and other periodic reports filed from time to time with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives or plans will be achieved. The forward-looking statements contained herein reflect our beliefs, estimates and predictions as of the date hereof, and we undertake no obligation to revise or update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events for any reason, except as required by law.

Veritone, Inc.

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended March 31,
	2025*	2024
	(in millions)
Revenue	$22.5	$24.2
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization shown separately below)	8.1	7.0
Sales and marketing	10.1	10.0
Research and development	5.2	8.4
General and administrative	14.1	15.8
Depreciation and amortization	7.1	7.4

Total operating expenses	44.6	48.6

Operating loss	(22.1)	(24.4)
Interest expense, net	2.8	2.4
Other expense (income), net	(3.8) to (4.4)	0.4

Loss from continuing operations before income taxes	(21.1) to (20.5)	(27.2)
Income taxes	— to (0.6)	(1.0)

Net loss from continuing operations	(21.1) to (19.9)	(26.2)
Net income from discontinued operations	—	1.0

Net loss	$(21.1) to $(19.9)	$(25.2)

*	Financial information for the three months ended March 31, 2025 is preliminary and unaudited and is subject to completion of the Company’s review procedures.

Veritone, Inc.

Condensed Consolidated Statements of Discontinued Operations

(unaudited)

Three Months Ended March 31, 2024
(in millions)
Revenue	$7.5
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization shown separately below)	0.1
Sales and marketing	1.8
Research and development	—
General and administrative	3.0
Depreciation and amortization	0.1

Total operating expenses	5.0

Operating income	2.5
Interest expense, net	1.5

Income before income taxes	1.0
Income taxes	—

Net income	$1.0

Veritone, Inc.

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss

(unaudited)

	Three Months Ended March 31,
	2025*	2024
	(in millions)
Net loss	$(21.1) to $(19.9)	$(25.2)
Net income from discontinued operations, net of income taxes	—	(1.0)
Interest expense, net	2.8	2.4
Income taxes	— to (0.6)	(1.0)
Depreciation and amortization	7.1	7.4
Stock-based compensation	1.7	1.6
Change in fair value of earnout receivable	(3.4) to (4.0)	—
Contingent purchase compensation expense	0.2	0.3
Foreign currency impact and other	(0.4)	0.4
Acquisition and due diligence costs	1.3	0.9
Severance and executive transition costs	0.4	3.9

Non-GAAP net loss from continuing operations	(11.4)	(10.3)
Non-GAAP net income from discontinued operations	—	2.7

Non-GAAP net loss	$(11.4)	$(7.6)

*	Financial information for the three months ended March 31, 2025 is preliminary and unaudited and is subject to completion of the Company’s review procedures.

Veritone, Inc.

Reconciliation of GAAP Net Income from Discontinued Operations to Non-GAAP Net Income from Discontinued Operations

(unaudited)

Three Months Ended March 31, 2024
(in millions)
Net income from discontinued operations	$1.0
Interest expense, net	1.5
Depreciation and amortization	0.1
Stock-based compensation	0.1

Non-GAAP net income from discontinued operations	$2.7